UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

RIVERVIEW BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-22957	91-1838969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	RVSB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)     Appointment of New Director

On December 21, 2021, Riverview Bancorp, Inc. (the “Company”), and its financial institution subsidiary, Riverview Community Bank (the “Bank”), announced that their Boards of Directors had appointed Ms. Valerie Moreno to their respective Boards of Directors effective December 15, 2021.  The appointment of Ms. Moreno as a Director of the Company and the Bank was at the recommendation of the Company’s Nominating and Governance Committee.  Ms. Moreno has not been appointed to serve on any of the Company’s, or the Bank’s committees. For further information concerning Ms. Moreno’s background, reference is made to the press release dated December 21, 2021, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

There are no family relationships between Ms. Moreno and any director or other executive officer of the Company and the Bank and Ms. Moreno was not appointed as a director pursuant to any arrangement or understanding with any person.  Ms. Moreno has not engaged in any transaction with the Company, or the Bank that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  The Board of Directors has amended the Company’s Bylaws to increase the size of the board from nine (9) to ten (10) members.  A copy of the Company’s amended and restated Bylaws are attached hereto as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits

(d)      Exhibits

3.2      Amended and Restated Bylaws of Riverview Bancorp, Inc.
99.1    Press Release of Riverview Bancorp, Inc. dated December 21, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW BANCORP, INC.

Date: December 21, 2021	/S/ Kevin Lycklama
Kevin Lycklama Chief Executive Officer (Principal Executive Officer)